UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2006

Date of Report (Date of earliest event reported)

EXABYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-18033	84-0988566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2108 55th Street

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 442-4333

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02—Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 20, 2006, Leonard W. Busse, John R. Garrett, A. Laurence Jones, Stephanie Smeltzer McCoy, Thomas E. Pardun and G. Jackson Tankersley resigned as directors of Exabyte Corporation (the Company). At the time of their resignation, Mssrs. Busse and Pardun were chairmen of the Company’s Audit and Compensation Committees, respectively. In addition, effective November 20, 2006, Carroll A. Wallace resigned as Chief Financial Officer of the Company. Such resignations relate to the sale of substantially all of the assets of the Company to Tandberg Data Corp. on November 20, 2006, and the filing of a statement of dissolution of the Company, which is expected to occur shortly after the sale.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

EXABYTE CORPORATION
(Registrant)

Date	November 22, 2006	By	/s/ Tom W. Ward
Tom. W. Ward
Chief Executive Officer

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